SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     March 6, 2000
                                                 -----------------


                            CNH RECEIVABLES INC.
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             (Exact Name of Registrant as Specified in Charter)



          Delaware                   333-82741                 76-0439709
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)



475 Half Day Road, Lincolnshire, Illinois                      60069
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code     (847) 955-1002
                                                   ------------------


                          CASE RECEIVABLES II INC.
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       (Former Name or Former Address, if Changed Since Last Report)






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



Item 5.           Other Events

         On March 2, 2000 the Registrant amended its certificate of incorporation to provide that the name of the Registrant be changed to CNH Receivables Inc. The certificate of amendment of the Registrant's certificate of incorporation is attached hereto as Exhibit 3(a).


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            Exhibit 3(a) - Certificate of Amendment of Restated Certificate of Incorporation of CNH Receivables Inc.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CNH RECEIVABLES INC. (formerly known as Case
                                          Receivables II Inc.) (Registrant)




Dated: March 6, 2000             By:      /s/ Ralph A. Than
                                     --------------------------------------
                                          Ralph A. Than
                                          Vice President and Treasurer


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


                               EXHIBIT INDEX

Exhibit 3(a) - Certificate of Amendment of Restated Certificate of
               Incorporation of CNH Receivables Inc.

























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